UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 20, 2006

                        NATIONAL INVESTMENT MANAGERS INC.
               (Exact Name of Registrant as Specified in Charter)


        Florida                   000-51252                    59-2091510
(State of Incorporation)   (Commission File Number)          (IRS Employer
                                                           Identification No.)

                          420 Lexington Ave., Ste. 2420
                               New York, NY 10170
               (Address of principal executive offices) (Zip Code)

                                 (212) 389-7832
              (Registrant's telephone number, including area code)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement
Item 3.02         Unregistered Sales of Equity Securities

On November 30, 2005, National Investment Managers Inc. (the "Company") consummated the acquisition of substantially all of the assets of American Benefit Resources, Inc. ("ABR"). As consideration, the Company (i) paid $8,000,000 in cash, (ii) issued a total of 671,141 shares of the Company's common stock and (iii) assumed various liabilities.

In connection with the ABR acquisition, the Company granted Duncan Capital Group LLC and DCI Master LDC ("Optionees") a five-year option to purchase up to 250,000 (the "Option") shares of common stock in the Company at an exercise price of $1.00 per share, in consideration for Optionee's agreeing to enter into a put agreement with IBF Fund Liquidating LLC ("IBF" and collectively with ABR, the "Sellers") whereby Optionees may become obligated, between the second and third anniversaries of the closing of the acquisition, to purchase, for up to $1 million, the shares delivered to IBF as a portion of the purchase price of ABR.

On December 20, 2006, the Company and the Optionees entered into an agreement (the "Agreement") pursuant to which the Company agreed to make a payment to the Optionees of $1.49 less the market value per share (as defined in the Agreement) for each share purchased by the Optionees from Sellers in the event that the Sellers exercise their put with the Optionees.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Index of Exhibits.

Exhibit
Number                Description
------                -----------

10.1 Agreement between National Investment Managers Inc. and Duncan Capital Group LLC, a Delaware limited liability company and DCI Master LDC.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL INVESTMENT MANAGERS INC.

By: /s/ Steven Ross
    ------------------
Name:  Steven Ross
Title: Chief Executive Officer

Date: December 21, 2006

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